Friends Ivory Funds
                                  Annual Report
                                  June 30, 2001




                                                                  [LOGO OMITTED]
                                                                      FRIENDS
                                                                   IVORY & SIME

--------------------------------------------------------------------------------
TABLE OF CONTENTS



                                                                            Page
Letter to Shareholders ..................................................      1

Managers' Discussion and Analysis .......................................      3

Statement of NetAssets/Schedule of Investments
   Social Awareness Fund ................................................      9
   European Social Awareness Fund .......................................     12

Statement of Assets and Liabilities .....................................     16

Statements of Operations ................................................     17

Statements of Changes in Net Assets .....................................     18

Financial Highlights ....................................................     20

Notes to Financial Statements ...........................................     22

Report of Independent Auditors ..........................................     28

How to Obtain More Information About
  Friends Ivory Funds .............................................   Back Cover

                                                                               1
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LETTER TO SHAREHOLDERS

JUNE 30, 2001


[PHOTO OF GEORGE WALKER OMITTED]


Dear Fellow Shareholder:

I am pleased to send you the Friends Ivory Funds Annual Report, which contains information on the holdings of each of our funds, along with financial highlights for the year ended June 30, 2001. While stock markets in the U.S. and Europe have experienced considerable volatility the past year, we firmly believe the long-term outlook for the U.S. and European markets remains good.

SOCIAL SCREENING & ENGAGEMENT

Our manager Friends Ivory & Sime, already one of the leading managers of socially aware funds has a dedicated team of 10 experts believed to be one of the strongest Socially Responsible Investment (SRI) teams of any manager in the field.

Over this year our SRI team has been very active with both screening new companies for your funds and in engagement activity with companies which your fund already owns. They continue to strive to:

o Identify companies that exhibit leadership in social and environmental arenas.

o  Avoid companies with below average records.

o Engage companies in an ongoing constructive dialogue to improve their standards and practices.

While we strive to provide a portfolio that reflects the values of our shareholders, we also believe that there is no such thing as a "perfect company." Thus, using our position as investors, the SRI team speaks directly with company managers challenging them to strive for constant improvement in the area of social and environmental issues. Over the past year, our SRI team has worked directly with a number of companies in the funds to encourage them to improve their practices. For example,

o FIS has worked directly with Euro-pean drug company GlaxoSmithKline on providing affordable medicines to developing nations. As this is a growing issue of public concern, FIS urged the company to write and publish a very detailed policy that outlined how it planned to carry out its commitment to expanding access to HIV/AIDS and other drugs in the poorest countries. GlaxoSmithKline published a comprehensive policy in June, which we believe is the most detailed policy among the world's major pharmaceutical companies. FIS also convened several meetings between the company, other investors and major nonprofit organizations such as Oxfam to discuss these challenging social issues.

o FIS co-filed a shareholder resolution at the insurance company American International Group (AIG) asking that it amend its non-discrimination policy to cover sexual orientation. FIS was very pleased to withdraw the resolution when AIG agreed to





                                                                       FRIENDS
                                                                     IVORY FUNDS

2
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LETTER TO SHAREHOLDERS (CONTINUED)



   expand their policy so that its fair employment practices cover a wider range of employees.

Company changes of this nature can have an immediate positive impact on lives around the world. FIS also believes that such changes help companies become more competitive. We believe that strong social and environmental management helps companies recruit from the widest possible pool of talent, retain valuable employees, maintain their public "license to operate," conserve resources, save money, reduce risks and create new opportunities. Our dual goal is to help companies improve their practices in order to enhance performance for investors while also protecting people and the planet.

FRIENDS IVORY & SIME

Friends Ivory & Sime plc, the UK parent company of our Investment Advisor, Friends Ivory & Sime, Inc., announced its decision to close its current New York office subsequent to our fiscal year end. This will involve the transfer of U.S. investment management responsibility to its London office. To facilitate this change, the Investment Advisory Agreement between Friends Ivory Funds and Friends Ivory & Sime, Inc. will be assigned to Friends Ivory & Sime plc. At the July 27, 2001 meeting of the Friends Ivory Funds Board of Trustees, the Board voted to consent to this assignment effective September 30, 2001. During the fourth quarter of 2001, responsibility for portfolio management and social screening activities, including the Committee of Reference audit function, of the Friends Social Awareness Fund will be moving to London. The ongoing U.S. sales and marketing efforts for Friends Ivory & Sime, Inc. and Friends Ivory Funds will be directed by John Edwards, who will be based in the U.S.

Also, at the July 27, 2001 meeting of the Friends Ivory Funds Board of Trustees, certain changes were voted upon concerning Friends Ivory Funds officers and members of the Board of Trustees. George Walker and Sally Zimmerman resigned as officers of Friends Ivory Funds, and J. Robert Bloom of Friends Ivory & Sime, Inc. resigned as a member of the Board. John Edwards of Friends Ivory & Sime was named President of the Friends Ivory Funds.

Friends Ivory Funds will continue to be aware of your commitment to your money, your future and your values by striving to leverage the financial, social, and environmental impact of your investment dollars.

If we can be of assistance to you in any way, please feel free to call us at
(800) 481 4404.

Sincerely,

/S/SIGNATURE


George Walker
President of the Friends Ivory Funds

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                                                                               3
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MANAGERS' DISCUSSION AND ANALYSIS --
SOCIAL AWARENESS FUND

[PHOTO OF ANDREW PRINGLE OMITTED]


ECONOMIC & MARKET REVIEW -- Following modest gains at the start of the reporting period, the U.S. equity market began to decline in September amidst significant volatility. This reflected increased investor uncertainty over the outlook for domestic economic growth and inflation despite the Federal Reserve leaving interest rates unchanged at 6.5% during the second half of 2000. Negative influences on investor sentiment included the continued strength in the oil price, which reinforced inflation concerns in spite of outstanding productivity gains. As we entered 2001, the Fed began a series of aggressive interest rate cuts, and equity markets responded by surging ahead in January. However, U.S. equity markets soon weakened as a rapidly deteriorating corporate earnings picture overshadowed the interest rate cuts. Instability continued into the second quarter as markets bounced and then weakened once again. The Dow Jones Industrial Average rose above the 11,000 level, but then lost ground as it became clear that second quarter earnings numbers would disappoint, despite interest rates being slashed to 3.75% by the end of the reporting period. In consequence, the consensus shifted from expectations of a second half recovery, to a possible earnings rebound in early 2002. This was reinforced by a persistent downgrading of earnings expectations throughout the quarter with the biggest falls concentrated in the Technology, Transportation, Basic Materials and Consumer Cyclical sectors.


In these conditions, the S&P 500 Index delivered a total return of (14.8)% in the 12 months to June 30. The Dow Jones Industrial Average had the best performance of the major indices, rising 2.1%, while the Russell 2000 Index rose 0.6% for the same period. The technology biased Nasdaq Composite Index was the worst performing, ending the period 45.5% lower, having demonstrated significant volatility.


FUND PERFORMANCE & STRATEGY -- In this environment, our growth oriented investment style underperformed the S&P 500 Index over the year. Our investment process aims to generate outperformance by investing in companies with superior profits growth, business momentum and consistency of profit progression. Having served our clients successfully over recent years, our overweight position in growth stocks had a negative impact on performance during the period under review.


The Fund's unit price declined by 24.0% in the year ending June 30, 2001, underperforming the 14.8% decline in the S&P 500 Index. The underperformance of the Fund can most notably be attributed to the continued market rotation away from Technology and Communication companies throughout the year. Thus, performance was adversely affected by the overweight allocation to these sectors,


                                                                       FRIENDS
                                                                     IVORY FUNDS


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4
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MANAGERS' DISCUSSION AND ANALYSIS --
SOCIAL AWARENESS FUND (CONTINUED)


despite the exposure to Technology being trimmed during the period under review.


In accordance with our investment philosophy, the strategy of the Fund was to maintain its focus on stocks and sectors that offer attractive long-term earnings growth. Likewise, the projected lackluster environment justifies the continued underweight stance in cyclical industries which are more economically sensitive (e.g. Basic Industries).


Given the challenging economic and earnings outlook, the Fund's activity focused on diversification of holdings to reduce the overall risk in the portfolio. As a consequence, the number of holdings in the Fund was increased. New positions in the portfolio included financial service firms MBNA, Citigroup, Bank of New York and Washington Mutual, as well as food and drug retailer Safeway and Healthcare company Bristol-Myers Squibb. Telecommunications provider AT&T was sold in favour of Qwest Communications and Verizon




                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                INVESTMENT IN THE FRIENDS IVORY SOCIAL AWARENESS
                FUND, ADVISOR CLASS(1), VERSUS THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

      FRIENDS IVORY SOCIAL AWARENESS FUND, ADVISOR CLASS    S&P 500 INDEX
10/31/96                   10000                               10000
  6/97                     12606                               12712
  6/98                     16546                               16545
  6/99                     20466                               20315
  6/00                     20550                               21788
  6/01                     15614                               18557

-------------------------------------------------
                         AVERAGE       AVERAGE
                         ANNUAL        ANNUAL
           ONE YEAR      3 YEAR       INCEPTION
            RETURN*      RETURN*      TO DATE*
-------------------------------------------------
           (24.02)%      (1.91)%       10.19%
-------------------------------------------------

Past performance is not an indication of future performance. The performance in the above graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares.

(1) Commenced operations on 12/28/99.

* For periods prior to December 1999, when the Fund began operating, performance quoted reflects performance of the Adviser's private account. The private account commenced operations before the Fund's registration statement became effective. Adviser shares have different expenses than the private account, which will result in different performance. The Adviser's private account was not a registered mutual fund, so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the private account's performance may have been lower.

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5
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MANAGERS' DISCUSSION AND ANALYSIS --
SOCIAL AWARENESS FUND (CONCLUDED)


Communications. Within the Technology sector, Hewlett-Packard, IBM and Oracle were purchased, while positions in Lucent Technologies and Applied Materials were sold.


OUTLOOK -- Over the next six months, the economy will see a boost as consumers start to receive their tax-rebate checks from President Bush. The impact will depend on how much of the rebate Americans choose to spend. If consumer spending remains resilient, the U.S. economy should escape a recession. However, since the start of the year, stock prices are down, mortgage and other long-term borrowing rates are stable, and the dollar has continued to strengthen. Consequently, the risks to growth remain skewed to the downside and a strong recovery in the second half of the year looks less likely, giving the Federal Reserve possible justification to cut rates further from 3.75% should the slump in profits and investment intensify.



                                                                       FRIENDS
                                                                     IVORY FUNDS

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6
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MANAGERS' DISCUSSION AND ANALYSIS --
EUROPEAN SOCIAL AWARENESS FUND

[PHOTO OF DEBBIE CLARKE OMITTED]


ECONOMIC & MARKET REVIEW -- To the year ending June 30, 2001, Pan-European equity markets experienced significant volatility, especially for "new economy" stocks. In the UK, as 2000 drew to a close, the market was overshadowed by evidence of a global economic slowdown led by the US. Additionally, there were downward revisions to estimates for corporate earnings. As we entered 2001, the UK's Monetary Policy Committee, in response to deteriorating global conditions, initiated a series of interest rate cuts -- the third, taking the benchmark rate to 5.25%. In this environment, the MSCI UK Index declined 6.1% in local currency terms, which translates into a decline of 12.8% in dollar terms, a result of sterling's depreciation against the dollar. Both large and small companies recorded declines as the FTSE 100 Index, home to the UK's largest companies by market capitalization, fell 8.5% and the FTSE Small Cap (excluding investment trusts) fell 10.4%, in local currency terms. Mid-cap stocks exhibited the best performance, falling just 0.6% over the year. At the sector level, technology companies experienced the most severe declines. In contrast, the mining sector surged ahead 28%, while food & drug retailers and personal care & household products both rose more than 30%.


Amid the slowing economic backdrop, the performance of continental European stockmarkets was severely hit, with the majority of markets ending the reporting year significantly lower. A broad split remained between the major and peripheral countries. Germany, the region's largest market, declined in excess of 11%, while France and Italy fell approximately 15%. The majority of the smaller markets, with the exception of Finland, suffered less damaging declines with the markets of Austria, Denmark, Norway and Ireland registering gains. The significant decline suffered by the Finnish market, down 47%, resulted largely from the poor performance of telecommunication group, Nokia. Growth stocks continued to struggle as the economic environment weakened progressively throughout the year. In contrast, stimulated by increasing optimism about lower short-term interest rates, investors concentrated on more cyclical sectors: resources and basic industries, which turned in solid performance over the period. Technology was the worst performing, falling in excess of 50% in local currency terms. In this environment, the MSCI Europe (excluding UK) Index fell 14.8% in local currency terms, which translated into a fall of 24.9% in dollar terms, a result of the euro's depreciation against the dollar.


FUND PERFORMANCE & STRATEGY -- The Fund underperformed the benchmark in a declining market as it fell 28.5% versus a decline of 21.4% of the MSCI Europe (including UK) Index in dollar terms for the year ending June 30, 2001. The Fund continued its strategy of focusing on socially aware, good

7
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MANAGERS' DISCUSSION AND ANALYSIS --
EUROPEAN SOCIAL AWARENESS FUND (CONTINUED)

quality companies, offering superior long-term growth characteristics and good consistency of earnings. The Fund's position in these areas was generally maintained as they offer attractive long-term growth prospects.


The market rotation into cyclically oriented and defensive type companies, away from the more growth-oriented companies, particularly those representing the "new economy", had a negative impact on performance during the period under review. In particular, the overweight position in technology detracted from the Fund's performance.


The Fund's largest holdings recorded mixed performance over the reporting period. Sanofi-Synthelabo (pharmaceutical), Royal Bank of Scotland (financial), ING Groep (insurance) and GlaxoSmithKline (pharmaceutical) all outperformed the market and in some cases recorded significant gains. Conversely, telecommunications groups Vodafone and Telefonica, dragged down the Fund's performance, as they both fell in excess of 30% in the twelve month period ending June 30, 2001.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         FRIENDS IVORY EUROPEAN SOCIAL AWARENESS FUND, ADVISOR CLASS(1),
                   VERSUS THE MORGAN STANLEY MSCI EUROPE INDEX

                              [LINE GRAPH OMITTED]

        FRIENDS IVORY EUROPEAN SOCIAL   MORGAN STANLEY MSCI
       AWARENESS FUND, ADVISOR CLASS       EUROPE INDEX
 12/31/99         10000                        10000
     6/00          9820                         9693
     6/01          7026                         7554



-----------------------------------------------------
                                          AVERAGE
                                          ANNUAL
                 ONE YEAR                INCEPTION
                  RETURN                TO DATE(1)
-----------------------------------------------------
                 (28.45)%                (20.97)%
-----------------------------------------------------



Past performance is not an indication of future performance. The performance in the above graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares.

(1) Commenced operations on 12/31/99.

                                                                       FRIENDS
                                                                     IVORY FUNDS

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8
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MANAGERS' DISCUSSION AND ANALYSIS --
EUROPEAN SOCIAL AWARENESS FUND (CONCLUDED)


OUTLOOK - While corporate earnings downgrades continue to emerge, commentators feel that the market is nearing the bottom of the downgrade cycle. Predictably, technology companies have led the earnings downgrades. The major threat to earnings will continue to be driven by the prospects for the U.S. economy. UK earnings have been relatively resilient thus far, due to the heavy weightings of pharmaceuticals, financials and oils. Looking ahead to 2002, economic conditions are expected to improve. Beneficiaries will include those sectors that are sensitive to the economic cycle (domestic consumer) and "new" cyclical areas (e.g. technology).


The earnings cycle in continental Europe now appears to be bumping along the bottom. However, a catalyst is needed to push equity markets higher. Earnings downgrades are expected to continue through 2001 in telecommunications, technology and media while banks, construction, energy and utilities should see further upgrades. On a positive note, the euro's weakness remains supportive for those sectors heavily reliant on exports. Also, telecom earnings downgrades are expected to slow as a result of lower goodwill charges, reduced handset subsidies, and capital spending sharing between companies. Given the heavy weightings of telecoms within European indices, markets are expected to benefit.

                                                                               9
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STATEMENT OF NET ASSETS
Friends Ivory Funds -- June 30, 2001

--------------------------------------------------------------------------------

                                                                         VALUE
SOCIAL AWARENESS FUND                                      SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
BASIC MATERIALS (1.6%)
   Alcoa ...............................................    8,680       $  342
                                                                        ------
COMMUNICATION SERVICES (7.1%)
   BellSouth ...........................................    5,000          201
   Qwest Communications International* .................    8,800          280
   SBC Communications ..................................   12,151          487
   Verizon Communications* .............................    6,500          348
   WorldCom - MCI Group* ...............................      596           10
   WorldCom - WorldCom Group* ..........................   14,900          212
                                                                        ------
                                                                         1,538
                                                                        ------
COMPUTER SOFTWARE (8.1%)
   Microsoft* ..........................................   14,450        1,055
   Oracle* .............................................   22,400          426
   Veritas Software* ...................................    4,075          271
                                                                        ------
                                                                         1,752
                                                                        ------
CONSUMER STAPLES (10.1%)
   Coca-Cola ...........................................   10,500          472
   Colgate-Palmolive ...................................    7,500          442
   Johnson & Johnson ...................................   13,520          676
   PepsiCo .............................................    9,200          407
   Procter & Gamble ....................................    3,200          204
                                                                        ------
                                                                         2,201
                                                                        ------
FINANCE (20.3%)
   American Express ....................................    7,400          287
   American International Group ........................    8,312          715
   Bank of New York ....................................    7,440          357
   Citigroup ...........................................   13,000          687
   Fannie Mae ..........................................    6,150          524
    JP Morgan Chase ....................................    9,100          406
   MBNA ................................................   10,000          330
   Mellon Financial ....................................    8,100          373
   Washington Mutual ...................................    7,800          293
   Wells Fargo .........................................    9,350          434
                                                                        ------
                                                                         4,406
                                                                        ------

                                                                       FRIENDS
                                                                     IVORY FUNDS

10
--------------------------------------------------------------------------------

                                                                          VALUE
SOCIAL AWARENESS FUND (CONTINUED)                          SHARES         (000)
--------------------------------------------------------------------------------
MULTIMEDIA (7.1%)
   AOL Time Warner* ....................................   16,625       $  881
   Viacom, Cl B* .......................................    7,350          380
   Walt Disney .........................................    9,800          283
                                                                        ------
                                                                         1,544
                                                                        ------
PETROLEUM & FUEL PRODUCTS (6.9%)
   Enron ...............................................    8,000          392
   Nabors Industries* ..................................    5,700          212
   Royal Dutch Petroleum, New York Shares ..............   10,000          583
   Schlumberger ........................................    5,800          305
                                                                        ------
                                                                         1,492
                                                                        ------
PHARMACEUTICALS (11.5%)
   Amgen* ..............................................    4,500          273
   Bristol-Myers Squibb ................................    8,000          418
   Eli Lilly ...........................................    4,700          348
   Medtronic ...........................................   11,150          513
   Merck ...............................................   10,150          649
   Schering-Plough .....................................    7,850          284
                                                                        ------
                                                                         2,485
                                                                        ------
RETAIL (8.9%)
   Costco Wholesale* ...................................    7,700          316
   Home Depot ..........................................   12,000          559
   McDonald's ..........................................   12,500          338
   Safeway* ............................................    6,800          326
   Target ..............................................   11,100          384
                                                                        ------
                                                                         1,923
                                                                        ------
SERVICES (2.1%)
   Omnicom Group .......................................    5,185          446
                                                                        ------
TECHNOLOGY (14.2%)
   Cisco Systems* ......................................   25,750          469
   Dell Computer* ......................................   10,700          280
   EMC* ................................................   10,400          302
   Hewlett-Packard .....................................    8,500          243
   Intel ...............................................   18,200          532

--------------------------------------------------------------------------------

                                                           SHARES/       VALUE
SOCIAL AWARENESS FUND (CONCLUDED)                         PAR (000)      (000)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
   International Business Machines .....................    5,600       $  633
   Solectron* ..........................................    8,080          148
   Sun Microsystems* ...................................   14,800          233
   Texas Instruments ...................................    7,500          236
                                                                       -------
                                                                         3,076
                                                                       -------
Total Common Stocks
   (Cost $26,210)                                                       21,205
                                                                       -------

TIME DEPOSIT (0.2%)
   Shorebank Time Deposit
     4.500%,  09/11/01 .................................      $50           50
                                                                       -------
Total Time Deposit
   (Cost $50)                                                               50
                                                                       -------
Total Investments (98.1%)
   (Cost $26,260)                                                       21,255
                                                                       -------
OTHER ASSETS AND LIABILITIES, NET (1.9%)                                   412
                                                                       -------

NET ASSETS:
Portfolio capital of Advisor Shares (unlimited authorization--
   no par value) based on 2,939,601 outstanding shares of
   beneficial interest .................................                29,052
Accumulated net realized loss on investments ...........                (2,380)
Net unrealized depreciation on investments .............                (5,005)
                                                                       -------
Total Net Assets (100.0%) ..............................               $21,667
                                                                       =======
Net Asset Value, Offering and Redemption Price
   Per Share -- Advisor Shares .........................                 $7.37
                                                                       =======
* NON-INCOME PRODUCING SECURITY
CL -- CLASS
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                       FRIENDS
                                                                     IVORY FUNDS

12
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SCHEDULE OF INVESTMENTS
Friends Ivory Funds -- June 30, 2001

--------------------------------------------------------------------------------

                                                                          VALUE
EUROPEAN SOCIAL AWARENESS FUND                             SHARES         (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (93.8%)
BELGIUM (1.9%)
   Dexia ...............................................   23,510       $  373
                                                                        ------
DENMARK (2.5%)
   Vestas Wind Systems .................................   10,351          483
                                                                        ------
FINLAND (1.4%)
   Nokia Oyj ...........................................   12,486          283
                                                                        ------
FRANCE (11.4%)
   Axa .................................................   17,668          503
   Castorama Dubois Investissements* ...................    1,074          231
   L'OREAL .............................................    5,901          381
   Orange* .............................................   32,300          262
   Sanofi-Synthelabo ...................................   13,396          879
                                                                        ------
                                                                         2,256
                                                                        ------
GERMANY (6.4%)
   Allianz .............................................    2,175          638
   Deutsche Bank .......................................    4,124          295
   SAP .................................................    2,388          329
                                                                        ------
                                                                         1,262
                                                                        ------
IRELAND (1.1%)
   CRH .................................................   13,046          222
                                                                        ------
ITALY (4.9%)
   ACEA ................................................   16,608          124
   Enel* ...............................................  102,933          315
   TIM .................................................   42,968          219
   Unicredito Italiano* ................................   74,738          321
                                                                        ------
                                                                           979
                                                                        ------

13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EUROPEAN SOCIAL AWARENESS                                                 VALUE
FUND (CONTINUED)                                           SHARES         (000)
--------------------------------------------------------------------------------
NETHERLANDS (10.4%)
   ING Groep* ..........................................    9,890       $  646
   Royal Dutch Petroleum ...............................   13,560          780
   TNT Post Group ......................................   14,114          294
   VNU .................................................   10,053          340
                                                                        ------
                                                                         2,060
                                                                        ------
SPAIN (7.8%)
   Banco Bilbao Vizcaya Argentaria .....................   35,489          459
   Banco Santander Central Hispano .....................   50,300          456
   Telefonica* .........................................   41,362          510
   Telefonica Publicidad e Informacion* ................   27,034          128
                                                                        ------
                                                                         1,553
                                                                        ------
SWEDEN (1.8%)
   Nordea ..............................................   61,880          352
                                                                        ------
SWITZERLAND (5.6%)
   Adecco ..............................................    4,620          217
   STMicroelectronics ..................................    6,807          236
   Synthes-Stratec .....................................      376          231
   UBS .................................................    2,950          423
                                                                        ------
                                                                         1,107
                                                                        ------
UNITED KINGDOM (38.6%)
   Amvescap ............................................    8,625          150
   AstraZeneca .........................................    6,000          280
   Barclays ............................................   14,000          429
   BG Group ............................................   57,600          227
   BP ..................................................   67,105          552
   Cadbury Schweppes ...................................   59,250          400
   Capita Group ........................................   63,500          413
   Centrica ............................................  128,000          409
   Compass Group* ......................................   48,200          386
   Exel ................................................   11,300          121

                                                                       FRIENDS
                                                                     IVORY FUNDS

14
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
Friends Ivory Funds -- June 30, 2001

--------------------------------------------------------------------------------

EUROPEAN SOCIAL AWARENESS                                  SHARES/       VALUE
FUND (CONTINUED)                                          PAR (000)      (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
   GlaxoSmithKline .....................................   41,119      $ 1,157
   Logica ..............................................   18,260          222
   Marconi .............................................   39,500          141
   Prudential ..........................................   24,800          300
   Reuters Group .......................................   18,500          240
   Royal Bank of Scotland Group ........................   29,700          655
   Spirent .............................................   76,100          236
   Tesco ...............................................  110,000          397
   Vodafone Group ......................................  349,400          774
   WPP Group ...........................................   16,863          166
                                                                       -------
                                                                         7,655
                                                                       -------
Total Foreign Common Stocks
   (Cost $22,021)                                                       18,585
                                                                       -------

TIME DEPOSIT (0.2%)
   Shorebank Time Deposit
     4.500%,  09/11/01 .................................      $50           50
                                                                       -------
Total Time Deposit
   (Cost $50)                                                               50
                                                                       -------
Total Investments (94.0%)
   (Cost $22,071)                                                       18,635
                                                                       -------
Other Assets and Liabilities, Net (6.0%)                                 1,186
                                                                       -------
Total Net Assets (100.0%)                                              $19,821
                                                                       =======
* NON-INCOME PRODUCING SECURITY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15
--------------------------------------------------------------------------------

EUROPEAN SOCIAL AWARENESS
FUND (CONCLUDED)
--------------------------------------------------------------------------------
At June 30, 2001, sector diversification of the Fund was as follows (Unaudited):

                                              % OF              VALUE
SECTOR DIVERSIFICATION                     NET ASSETS           (000)
----------------------                     ----------         --------
FOREIGN COMMON STOCKS
Banking                                         19.0%         $ 3,763
Health Care/Pharmaceuticals                     12.9            2,547
Telephones &Telecommunications                  12.2            2,425
Insurance                                       10.5            2,087
Oil & Gas                                        9.9            1,968
Services                                         8.8            1,750
Food, Beverage & Tobacco                         6.0            1,183
Electronics                                      3.4              675
Cosmetics & Toiletries                           1.9              381
Publishing                                       1.7              340
Computer Software                                1.7              329
Transportation                                   1.5              294
Multimedia                                       1.2              240
Retail                                           1.2              231
Construction Materials                           1.1              222
Finance                                          0.8              150
                                              ------          -------
TOTAL FOREIGN COMMON STOCKS                     93.8           18,585
TIME DEPOSIT                                     0.2               50
                                              ------          -------
TOTAL INVESTMENTS                               94.0           18,635
OTHER ASSETS AND LIABILITIES, NET                6.0            1,186
                                              ------          -------

TOTAL NET ASSETS                               100.0%         $19,821
                                              ======          =======


                                                                       FRIENDS
                                                                     IVORY FUNDS

16
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES (000)
Friends Ivory Funds -- June 30, 2001

                                                                       European
                                                                        Social
                                                                      Awareness
                                                                         Fund
                                                                      ----------
ASSETS:
   Investments at Market Value (Cost $22,071) .....................    $18,635
   Cash ...........................................................        570
   Foreign Currency (Cost $450) ...................................        449
   Receivable for Portfolio Shares Purchased ......................        288
   Foreign Withholding Tax Reclaim Receivable .....................         25
   Dividends and Interest Receivable ..............................         20
                                                                       -------
   Total Assets ...................................................     19,987
                                                                       -------
LIABILITIES:
   Payable for Investment Securities Purchased ....................        141
   Accrued Expenses ...............................................         24
   Other Liabilities ..............................................          1
                                                                       -------
   Total Liabilities ..............................................        166
                                                                       -------
Total Net Assets ..................................................    $19,821
                                                                       =======

NET ASSETS:
   Portfolio capital of Advisor Shares (unlimited
     authorization -- no par value) based on 2,831,843
     outstanding shares of beneficial interest ....................     27,342
   Accumulated net realized loss on investments ...................     (4,082)
   Net unrealized depreciation on forward foreign
     currency contracts, foreign currency, and
     translation of other assets and liabilities in
     foreign currency .............................................         (3)
   Net unrealized depreciation on investments .....................     (3,436)
                                                                       -------
Total Net Assets (100.0%) .........................................    $19,821
                                                                       =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Advisor Shares ...............................      $7.00
                                                                       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

17
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
Friends Ivory Funds -- June 30, 2001

                                                                      European
                                                          Social        Social
                                                        Awareness     Awareness
                                                           Fund          Fund
                                                        ---------     ---------
INVESTMENT INCOME:
   Interest Income ...................................  $     22     $       4
   Dividend Income ...................................       188           324
   Less: Foreign Taxes Withheld ......................        (2)          (32)
                                                         --------      -------
   Total Investment Income ...........................       208           296
                                                         --------      -------
EXPENSES:
   Investment Advisory Fee ...........................       185           190
   Administration Fee ................................        85            85
   Custodian Fee .....................................         6             4
   Transfer Agent Fee ................................        26            24
   Professional Fees .................................        47            42
   Registration Fees .................................        14            13
   Printing Fees .....................................        16            14
   Trustee Fees ......................................        15            14
   Distribution Fees .................................        62            56
   Other Fees ........................................         1             5
                                                         --------      -------
   Total Expenses ....................................       457           447
                                                         --------      -------
   Less: Waiver of Investment Advisory Fee ...........      (146)          (65)
            Directed Brokerage .......................        (2)           --
                                                         --------      -------
   NET EXPENSES ......................................       309           382
                                                         --------      -------
   NET INVESTMENT LOSS ...............................      (101)          (86)
                                                         --------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net Realized Loss on Investments ..................    (1,206)       (3,753)
   Net Realized Loss on Foreign Currency
       Transactions ..................................         --           (31)
   Net Change in Unrealized Appreciation
       (Depreciation) on Foreign Currency and
       Translation of Other Assets and Liabilities
       in Foreign Currency ...........................         --            (6)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments ...................    (5,407)       (3,223)
                                                         --------      -------
   Total Net Realized and Unrealized Loss
     on Investments ..................................    (6,613)       (7,013)
                                                         --------      -------
   NET DECREASE IN NET ASSETS
     FROM OPERATIONS .................................   $(6,714)      $(7,099)
                                                         ========      =======
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                       FRIENDS
                                                                     IVORY FUNDS

18
--------------------------------------------------------------------------------
S
TATEMENTS OF CHANGES IN NET ASSETS (000)
Friends Ivory Funds -- For the Year Ended June 30, 2001 and the Period Ended June 30, 2000


                                             Social              European Social
                                         Awareness Fund          Awareness Fund
                                     ---------------------     ------------------
                                       2001        2000(1)      2001      2000(2)
                                     ---------------------     ------------------
OPERATIONS:
   Net Investment Income (Loss) ...  $   (101)    $   (61)     $  (86)     $  23
   Net Realized Loss on
     Investments ..................    (1,206)     (1,174)     (3,753)      (329)
   Net Realized Gain (Loss)
     on Foreign Currency
     Transactions .................        --          --         (31)        63
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Foreign Currency and
     Translation of Other Assets
     and Liabilities in Foreign
     Currency .....................        --          --          (6)         3
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments ...............    (5,407)        402      (3,223)      (213)
                                      -------     -------     -------    -------
   Net Decrease in Net Assets
     from Operations ..............    (6,714)       (833)     (7,099)      (453)
                                      -------     -------     -------    -------
DISTRIBUTION TO SHAREHOLDERS:
   Net Investment Income ..........        --          --         (85)        --
                                      -------     -------     -------    -------
   Total Distributions ............        --          --         (85)        --
                                      -------     -------     -------    -------
CAPITAL SHARE TRANSACTIONS:
   ADVISOR SHARES:
     Proceeds from Shares Issued ..       820      28,512      27,482     25,324
     In Lieu of Cash
       Distributions                       --          --          73         --
     Cost of Repurchased Shares ...      (154)        (14)    (25,392)       (79)
                                      -------     -------     -------    -------
INCREASE IN NET ASSETS FROM
   ADVISOR SHARE TRANSACTIONS .....       666      28,498       2,163     25,245
                                      -------     -------     -------    -------
Net Increase (Decrease) in
   Net Assets .....................    (6,048)     27,665      (5,021)    24,792
                                      -------     -------     -------    -------
NET ASSETS:
   Beginning of Period ............    27,715          50      24,842         50
                                      -------     -------     -------    -------
   End of Period ..................   $21,667     $27,715     $19,821    $24,842
                                      =======     =======     =======    =======

                                                                              19
--------------------------------------------------------------------------------

                                             Social              European Social
                                         Awareness Fund          Awareness Fund
                                     ---------------------     ------------------
                                       2001        2000(1)      2001      2000(2)
                                     ---------------------     ------------------
SHARES ISSUED AND REDEEMED:
   ADVISOR SHARES:
     Shares Issued .................      101       2,855       3,469      2,532
     Shares Issued in Lieu of
          Cash Distributions .......       --          --           8         --
     Shares Redeemed ...............      (20)         (1)     (3,175)        (7)
                                      -------     -------     -------    -------
   Net Change in Capital Shares ....       81       2,854         302      2,525
                                      =======     =======     =======    =======


(1) SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/28/99.
(2) EUROPEAN SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/31/99. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                       FRIENDS
                                                                     IVORY FUNDS

20 & 21
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Friends Ivory Funds -- For the Period Ended June 30, 2001 For a share outstanding throughout each period



                                                                                                                        RATIO OF
                                                            DISTRIBUTIONS                                               EXPENSES
        NET ASSET      NET        REALIZED    DISTRIBUTIONS      FROM                                        RATIO OF  TO AVERAGE
          VALUE     INVESTMENT      AND        FROM NET        REALIZED   NET ASSET            NET ASSETS    EXPENSES  NET ASSETS
       BEGINNING OF   INCOME     UNREALIZED    INVESTMENT       CAPITAL   VALUE END    TOTAL    END OF      TO AVERAGE (INCLUDING
          PERIOD      (LOSS)   GAINS (LOSSES)    INCOME          GAINS    OF PERIOD   RETURN+ PERIOD (000) NET ASSETS++  WAIVERS)
       ------------ ---------- -------------- ------------- ------------- ----------  ------- ------------ ------------ ---------

SOCIAL AWARENESS FUND
---------------------
Advisor Shares
2001      $ 9.70     $(0.03)      $(2.30)      $   --        $   --        $ 7.37     (24.02)%   $21,667       1.25%      1.26%
2000(1)    10.00      (0.02)       (0.28)          --            --          9.70      (3.00)     27,715       1.24       1.24

EUROPEAN SOCIAL AWARENESS FUND
------------------------------
Advisor Shares
2001     $ 9.82      $(0.04)      $(2.75)      $(0.03)      $   --         $ 7.00     (28.45)%   $19,821       1.70%      1.70%
2000(2)   10.00        0.03        (0.21)          --           --           9.82      (1.80)     24,842       1.70       1.70

         RATIO OF    RATIO OF         RATIO OF
         EXPENSES       NET        NET INVESTMENT
        TO AVERAGE  INVESTMENT    INCOME (LOSS) TO
        NET ASSETS INCOME (LOSS) AVERAGE NET ASSETS
        (EXCLUDING  TO AVERAGE       (EXCLUDING
        WAIVERS AND NET ASSETS       WAIVERS AND     PORTFOLIO
          DIRECTED  (INCLUDING         DIRECTED      TURNOVER
         BROKERAGE)   WAIVERS)        BROKERAGE)        RATE
        ----------- ----------- -------------------  ----------

SOCIAL AWARENESS FUND
---------------------
Advisor Shares
2001       1.85%     (0.42)%           (1.01)%          34%
2000(1)    1.83      (0.44)            (1.03)           26

EUROPEAN SOCIAL AWARENESS FUND
------------------------------
Advisor Shares
2001       2.00%     (0.38)%           (0.68)%          61%
2000(2)    2.18       0.19             (0.29)           11

+  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS AND WAIVERS.
(1) SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/28/99. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EUROPEAN SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/31/99. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                       FRIENDS
                                                                     IVORY FUNDS

22
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2001

1.  ORGANIZATION

    Friends Ivory Funds (the "Trust") was organized as a Delaware business trust on September 29, 1999. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of two Funds: the Social Awareness Fund and the European Social Awareness Fund (collectively the "Funds", and each of these, a "Fund"). The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds are authorized to offer an unlimited number of shares of beneficial interest with no par value. Friends Ivory & Sime, Inc. (the "Adviser") absorbed all expenses of organizing the Trust.

    The Trust offers Advisor shares. Advisor shares are subject to rule 12b-1 distribution fees of 0.25% per year.


2.  SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATION: Securities listed on an exchange are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and ask prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

    Securities listed on a foreign exchange may trade on weekends or other days when the Fund does not calculate an NAV. As a result, the market value of these fund investments may change on days when you cannot buy and hold shares of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Funds are declared

23
--------------------------------------------------------------------------------

and paid at least annually. Any net realized capital gains will be distributed at least annually for the Funds.

FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of taxable income and gains to its shareholders which will be sufficient to relieve it from all federal income taxes. Therefore, no provision for federal income tax has been made.

NET ASSET VALUE PER SHARE: The net asset value per share of each Fund is calculated on each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

FOREIGN CURRENCY TRANSLATION: The books and records of the European Social Awareness Fund are maintained in U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

   (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

    The European Social Awareness Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

   The European Social Awareness Fund reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS: The European Social Awareness Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. At June 30, 2001, forward foreign currency contracts for the Fund were as follows:

                                          UNREALIZED
 CONTRACTS            EXCHANGE               GAIN
TO RECEIVE   FOREIGN    FOR    SETTLEMENT   (LOSS)
  (000)     CURRENCY   (000)      DATE       (000)
----------  --------  -------- ---------- ----------
   100       British   $141      07/02/01     $--
             Pounds



                                                                       FRIENDS
                                                                     IVORY FUNDS

24
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2001


RECLASSIFICATION OF COMPONENTS OF NET ASSETS: The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                            UNDISTRIBUTED
                           NET INVESTMENT
           PAID-IN-CAPITAL  INCOME (LOSS)
                (000)           (000)
            -------------- --------------
Social Awareness
Fund ........  $(101)         $101
European Social
Awareness Fund  (116)          116

These reclassifications have no effect on net assets or net asset values per share.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

    Under an Investment Advisory Agreement with the Trust, Friends Ivory & Sime, Inc. serves as the invest-ment adviser to each Fund. Friends Ivory & Sime plc (the "Sub-Adviser"),

                                                                              25
--------------------------------------------------------------------------------

an affiliate of the Adviser, serves as the sub-adviser to the European Social Awareness Fund and administers the Fund's investment program under the supervision of the Adviser. For its investment advisory services to the Trust, the Adviser receives an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: Social Awareness Fund, 0.75%; and European Social Awareness Fund, 0.85%. The Sub-Adviser receives a sub-advisory fee from the Adviser for its services calculated at the rate of 0.15% of the aggregate average daily net assets of the European Social Awareness Fund. The Adviser has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% and 1.70%, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

    Under an Administration Agree-ment with the Trust, SEI Investments Mutual Funds Services (the "Adminis-trator") provides the Trust with overall administrative and accounting services. For its services, the Administrator receives an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.15% up to $100 million; 0.12% from $100 million to $300 million; 0.10% from $300 million to $600 million; and 0.08% in excess of $600 million. Each Fund pays the Administrator a minimum annual fee of $85,000 and a minimum of $10,000 per each additional class.

    Under a Distribution Agreement with the Trust, SEI Investments Distri-bution Co. (the "Distributor") provides the Trust with distribution services.

    The Social Awareness Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. Under this arrangement, the Fund's expenses were reduced by $2,358 for the year ended June 30, 2001.

DISTRIBUTION OF FUND SHARES: Each Fund has adopted a distribution plan for Advisor Shares that allows the Fund to pay distribution fees for the sale and distribution of Advisor Shares.

    Distributions fees for Advisor Shares, as a percentage of average daily net assets, are 0.25% for each Fund.

    Under a Custodian Agreement with the Trust, JPMorgan Chase serves as custodian for the assets of the Trust.

    Each Trustee receives an annual fee of $9,000 ($2,000 per in-person board meeting and $1,000 per telephonic board meeting) and reimbursement of



                                                                       FRIENDS
                                                                     IVORY FUNDS

26
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2001

out-of-pocket expenses. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Adviser, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

4. INVESTMENT TRANSACTIONS

    Subsequent to October 31, 2000, the Funds recognized net capital losses for tax purposes of $1,225,033 and $2,668,956 in the Social Awareness Fund and European Social Awareness Fund, respectively, that have been deferred and can be used to offset future capital gains through June 30, 2002.

    During the period ended June 30, 2001, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                     PURCHASES    SALES
                       (000)      (000)
                     ---------    -----
Social Awareness
 Fund .............  $ 8,414   $ 8,125
European Social
 Awareness Fund ...   14,533    13,433

   For Federal income tax purposes, the cost of securities owned at June 30, 2001 were different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at June 30, 2001 is as follows:

                              EUROPEAN
                     SOCIAL    SOCIAL
                    AWARENESS AWARENESS
                      FUND      FUND
                    --------- ---------
Federal Tax
  Cost (000) .....     $26,270   $22,403
                       -------   -------
Aggregate Gross
   Appreciation (000)      977       642
Aggregate Gross
    Depreciation (000)  (5,992)   (4,410)
                       -------   -------
Net (000) ........      (5,015)   (3,768)
                       =======   =======

    As of June 30, 2001, the Funds had available capital losses to offset future gains as follows:

                     AMOUNT
                      (000)  EXPIRATION
                    -------- ----------
Social Awareness
  Fund ...........  $1,145       2009
European Social
 Awareness Fund ..   1,082       2009

5.  MARKET AND CREDIT RISK

    Some countries in which the European Social Awareness Fund may invest, require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

                                                                              27
--------------------------------------------------------------------------------

    The securities exchange of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

6. IN-KIND TRANSFERS OF SECURITIES

    On December 28, 1999, the Social Awareness Fund issued 2,771,792 shares of beneficial interest in exchange for securities from an account managed by Friends Ivory & Sime, Inc. fair valued at $27,717,923.

7. SUBSEQUENT EVENTS

    Subsequent to June 30, 2001, the Board of Trustees of the Funds voted to replace Friends Ivory &Sime, Inc. as the Adviser to the Funds withFriends Ivory & Sime plc.

                                                                       FRIENDS
                                                                     IVORY FUNDS

28
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees
Friends Ivory Funds -- Social Awareness Fund
Friends Ivory Funds -- European Social Awareness Fund



We have audited the accompanying statement of assets and liabilities of the European Social Awareness Fund, including the schedule of investments, and the statement of net assets of the Social Awareness Fund (the "Funds") as of June 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsi-bility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2001, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/S/SIGNATURE
Ernst & Young LLP

Philadelphia, Pennsylvania
August 1, 2001

                                                                              29
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                                     NOTES




                                                                       FRIENDS
                                                                     IVORY FUNDS

FUND

Friends Ivory Funds
P.O. Box 446
Portland, ME 04112

INVESTMENT ADVISER

Friends Ivory & Sime, Inc.
One World Trade Center
Suite 2101
New York, New York 10048

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR

SEI Investments Mutual Funds Services
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT PUBLIC AUDITORS

Ernst & Young LLP
Two Commerce Square
Suite 4000
2001 Market St.
Philadelphia, PA 19103

TO OBTAIN MORE INFORMATION:

Call 1-800-481-4404


This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus.


FIS-AR-001-0100                                                   [RECYCLE LOGO]